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                                                                EXHIBIT 99.2




                     CONSENT OF LIMITED PARTNER OF
                    HORIZON/GLEN OUTLET CENTERS, L.P.


     THIS CONSENT IS SOLICITED ON BEHALF OF HORIZON GROUP, INC. ("HORIZON"), THE GENERAL PARTNER OF HORIZON/GLEN OUTLET CENTERS, L.P. A DELAWARE LIMITED PARTNERSHIP ("HORIZON PARTNERSHIP").

    INSTRUCTIONS: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN WITH RESPECT TO THE PROPOSALS SET FORTH BELOW, PLEASE CHECK THE APPROPRIATE BOXES.

    The undersigned, a holder of units of limited partnership interests of Horizon Partnership, acting with respect to all of the units held by the undersigned, hereby:

           / / Consents

          / /  Withholds Consent

          / /  Abstains

    to the merger of Horizon Partnership with and into Prime Retail, L.P. ("Prime Partnership") and the other transactions contemplated by a merger agreement between Horizon Partnership, Horizon, Prime Retail, Inc., Prime Partnership and certain wholly-owned subsidiaries of Horizon on the terms and conditions stated therein.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE CONSENT
SOLICITATION/PROSPECTUS/INFORMATION STATEMENT DATED _________________.


THE UNDERSIGNED HEREBY REVOKES ANY CONSENT OR CONSENTS GIVEN WITH RESPECT TO THE SUBJECT MATTER OF THIS CONSENT.



                                             HORIZON/GLEN OUTLET CENTERS, L.P.


Date:_________________________, 1997        By: ______________________________

                                            __________________________________
                                                       Please Print



THIS CONSENT WHEN PROPERLY EXECUTED, WILL BE ACTED UPON IN THE MANNER DIRECTED HEREIN BY THE LIMITED PARTNER. A SIGNED BUT UNMARKED CONSENT CARD WILL BE DEEMED TO CONSENT TO THE


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PROPOSALS SET FORTH ABOVE.

Please sign exactly as you hold your Horizon Partnership units. When signing as an attorney, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign.


Please sign and date and return promptly in the enclosed envelope by ________________. No postage need be affixed if mailed in the United States.